UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   ----------
                                    FORM 8-K
                                   ----------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) - September 17, 2008

                              RF MONOLITHICS, INC.
               (Exact name of Registrant as Specified in Charter)


       Delaware                    0-24414                   75-1638027

(State of Incorporation)   (Commission File Number)        (IRS Employer
                                                        Identification No.)

                                 4441 Sigma Road
                               Dallas, Texas 75244



               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including Area Code - (972) 233-2903


                                 Not Applicable

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14D-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         The Board of Directors of RF Monolithics, Inc. ("RFM" or the "Company") elected the following executive officers, effective September 17, 2008: David M. Kirk, President and Chief Executive Officer; Harley E Barnes, III, Chief Financial Officer; David B. Crawford, Vice President, Sales; James P. Farley, Vice President, Controller & Secretary; Farlin Halsey, Vice President, Product Marketing; and, Jon S. Prokop, Vice President, Operations. Each of these individuals has been elected to serve in the specified office or offices until his successor is elected and qualified or until such officer's earlier resignation or removal. The preceding list is a complete listing of all officers of the Company as of the date of this report.


Also, effective September 17, 2008, the Board of RFM approved an Amended and Restated Change of Control Agreement to replace the existing Change of Control Agreement which has been in use, with only minor changes, since the Company became subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, in 1994. The Amended and Restated Change of Control Agreement was updated to: 1) contemplate all the Company's existing equity incentive plans; 2) conform to Texas Law regarding covenants not to compete; and, 3) revise the agreement related to compensation which is subject to Treasury Regulation Section 409A. The form of Amended and Restated Change of Control Agreement will be filed with the Company's Form 10-K Annual Report for the period ending August 31, 2008, on or about December 15, 2008.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                RF MONOLITHICS, INC.




                                                By:  /s/ Harley E Barnes III
                                                     ---------------------------
                                                     Harley E Barnes III
                                                     Chief Financial Officer




Date: September 18, 2008